GOING CONCERN	12 Months Ended
Dec. 31, 2022
GOING CONCERN
GOING CONCERN

NOTE 3 - GOING CONCERN

The Company has incurred net losses since inception, experienced negative cash flows from operations for the year ended December 31, 2022 and has an accumulated deficit of $115.8 million. The Company has historically financed its operations primarily through the issuance of common stock, warrants, and debt.

The Company expects to continue to incur operating losses and net cash outflows until such time as it generates a level of revenue to support its cost structure. There can be no assurance that the Company will achieve profitable operations, and, if achieved, whether it will be sustained on a continued basis.

The Company intends to fund ongoing activities by utilizing its current cash on hand and by raising additional capital through equity or debt financings. There can be no assurance that the Company will be successful in raising that additional capital or that such capital, if available, will be on terms that are acceptable to the Company. If the Company is unable to raise sufficient additional capital, the Company may be compelled to reduce the scope of its operations and planned capital expenditures.

These factors raise substantial doubt about the Company’s ability to continue as a going concern within one year after the date the financial statements are issued. The Company’s consolidated financial statements have been prepared on the basis of continuity of operations, realization of assets and satisfaction of liabilities in the ordinary course of business; no adjustments have been made relating to the recoverability and classification of recorded asset amounts and classification of liabilities that might be necessary should the Company not continue as a going concern.